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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): SEPTEMBER 24, 2002

                               MICHAEL FOODS, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                      333-63722               41-0498850
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

         401 CARLSON PARKWAY, SUITE 300
            MINNETONKA, MINNESOTA                                 55305
     (Address of principal executive offices)                   (Zip Code)

                                   (952) 258-4000
                (Registrant's telephone number, including area code)


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Item 9.   Regulation FD Disclosure.

    Michael Foods, Inc. (the "Company") has retained U.S. Bancorp Piper Jaffray to assist in the sale of its Crystal Farms Refrigerated Distribution Company subsidiary.

    While a sale of this subsidiary will be explored, there are no assurances this process will result in a transaction. Further, the Company has not specified its expectations as to the timeline or proceeds which could result from this process.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 24, 2002            MICHAEL FOODS, INC.


                                     By:      /s/ Gregg A. Ostrander
                                        ---------------------------------------
                                        Gregg A. Ostrander
                                        Its:  Chairman, Chief Executive Officer
                                              and President

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